UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2020 (May 7, 2020)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 380-6645

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, the board of directors of the Registrant resolved to appoint Ms. Ora Meir Soffer to serve as Chief Executive Officer of the Registrant, effective immediately. Ora Meir Soffer serves as Chairperson of the Board of Directors of the Registrant. The information relating to Ora Meir Soffer provided in Item 5.02 of the Current Report on Form 8-K filed on March 4, 2020 is incorporated herein by reference.

Item 8.01 Other Events.

A letter to the shareholders of the Registrant from its CEO and Chairperson of the Board of Directors dated May 11, 2020 is attached hereto as Exhibit 9.1 and is incorporated herein by reference.

Item 8.02 Other Events.

Reference is made to Securities and Exchange Commission Release No. 34-88465 dated March 25, 2020 “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies” (the “Order”). The Order concerns exemptions from certain filing deadlines in light of coronavirus disease 2019 (COVID-19).

The outbreak of COVID-19 in Israel and attendant restrictions on life in Israel, which include, among others, our team and advisors being required to work from home, combined with the additional workload involved in completing the transactions reported by the Registrant during the first quarter of this year for the issuance and sale of shares in the Registrant and the sale of shares in its subsidiary Novomic Ltd, have caused delays in completing the required work on the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). The Registrant is consequently unable to file the Quarterly Report on a timely basis. The Registrant is relying on the Order. The estimated date by which the Quarterly Report is expected to be filed is no later than June 15, 2020.

Item 9.01 Financial Statements and Exhibits.

Exhibit: Letter to the shareholders of the Registrant from its CEO and Chairperson of the Board of Directors dated May 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board

Date: May 11, 2020